Exhibit 10.3

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. The omitted information is indicated by [***].

Execution Version

June 25, 2026

Via E-mail and FedEx

SkyWest Airlines, Inc.

444 South River Road

St. George, Utah 847790

Attn: Wade Steel

wade.steel@skywest.com

Re: Amendment No. 2 to Capacity Purchase Agreement

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Capacity Purchase Agreement, dated as of November 3, 2025, between American Airlines, Inc. and SkyWest Airlines, Inc. (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Capacity Purchase Agreement”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Capacity Purchase Agreement.

The Parties desire to amend the Capacity Purchase Agreement on the terms and conditions as set forth in this Amendment No. 2 (this “Amendment”). Therefore, for and in consideration of the mutual covenants and agreements herein contained, and contained in the Capacity Purchase Agreement, American, on the one hand, and SkyWest, on the other hand, agree as follows:

1.	[***]

2.	[***]

3.	Miscellaneous.

a.

This Amendment shall become effective upon receipt by American of each of the following, in form and substance reasonably satisfactory to American (i) a copy of this Amendment, duly executed and delivered by Contractor; and (ii) any other documents or agreements reasonably requested by American in connection with the transactions contemplated by this Amendment.

b.

Except as amended and modified hereby, any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by Contractor. Contractor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of Contractor under the Capacity Purchase Agreement. Each reference in the Capacity Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Capacity Purchase Agreement (or other agreements, documents or other instruments executed and delivered pursuant to the Capacity Purchase Agreement) to the “Capacity Purchase Agreement,” shall mean and be a reference to the Capacity Purchase Agreement as amended by this Amendment.

c.

THIS AMENDMENT, THE CAPACITY PURCHASE AGREEMENT, AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE ENTIRE AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

If you are in agreement with the foregoing, please sign where indicated below and return a signed copy of this Amendment to us.

Very truly yours,

AMERICAN AIRLINES, INC.

By:	/s/ Brandon Kahle
	Name:	Brandon Kahle
	Title:	Senior Vice President of American Eagle, Regional Operations and Business Transformation

Acknowledged and Agreed:

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
	Name:	Wade Steel
	Title:	Chief Commercial Officer